LIFE OF VIRGINIA SEPARATE ACCOUNT 4

                   Prospectus Supplement Dated March 14, 1997
                         to Prospectus Dated May 1, 1996
                                     for the
                Flexible Premium Variable Deferred Annuity Policy
                                Form P1142N 6/94

                     THE LIFE  INSURANCE  COMPANY  OF  VIRGINIA  6610 West Broad
                Street, Richmond, Virginia 23230
                                 (804) 281-6000


This supplement should be retained with your prospectus for the Policy.

The attached prospectus for the Policy is hereby supplemented by inserting the following disclosure immediately after the end of the information appearing under the heading "Dollar-Cost Averaging" on page 27 of the prospectus:

Portfolio Rebalancing

  Owners may elect to have Life of Virginia automatically transfer amounts on a quarterly, semi-annual or annual basis to maintain a specified percentage of Account Value in each of two or more Investment Subdivisions designated by the Owner. This privilege is intended to permit owners to use "Portfolio Rebalancing," a strategy that maintains over time the Owner's desired allocation percentage in the designated Investment Subdivisions. The percentage of Account Value in each of the Investment Subdivisions may shift from the Premium Payment allocation percentage due to the performance of the Investment Subdivisions. Life of Virginia makes no representations or guarantees that Portfolio Rebalancing will result in a profit or protect against loss.

  Owners must complete the Portfolio Rebalancing agreement to participate in the Portfolio Rebalancing program. Owners may designate the Investment Subdivisions and specify the rebalancing percentages in the agreement. The specified percentages must be in whole percentages and must be at least 1%. The date that a rebalancing transfer is effected is measured from the Policy Date, or other date selected at the sole discretion of Life of Virginia, based on the rebalancing frequency chosen by an Owner. Account Value must be allocated to each of the designated Investment Subdivisions for rebalancing to become effective.

  Portfolio Rebalancing is offered free of charge and will continue as long as there is Account Value in each of the designated Investment Subdivisions. Prior to that time, Owners may discontinue rebalancing by sending Life of Virginia a written cancellation notice. Owners may make changes to their Portfolio Rebalancing program by calling Life of Virginia's Telephone Transfer Line at 800-772-3844. Portfolio Rebalancing transfers are not included for the purpose of determining any transfer charge. Owners should consider the possible effects of electing other automatic programs such as Dollar-Cost Averaging and Systematic Withdrawals concurrent with Portfolio Rebalancing. Life of Virginia reserves the right to exclude investment subdivisions from Portfolio Rebalancing. Life of Virginia also reserves the right to discontinue Portfolio Rebalancing upon 30 days written notice to the Owner.

                     THE LIFE INSURANCE COMPANY OF VIRGINIA


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